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                                                                    EXHIBIT 99.1

                 INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-Q
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

     The undersigned chief executive officer and chief financial officer of Friedman Industries, Incorporated do hereby certify as follows:

     Solely for the purpose of meeting the apparent requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-Q, the undersigned hereby certify that this Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Friedman Industries, Incorporated.

                                          /s/  JACK FRIEDMAN
                                          --------------------------------------
                                          Name: Jack Friedman
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer

                                          /s/  BEN HARPER
                                          --------------------------------------
                                          Name: Ben Harper
                                          Title: Senior Vice President-Finance
                                                 and Secretary/Treasurer